SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005

FIFTH THIRD BANCORP

(Exact name of registrant as specified in its charter)

Ohio	0-8076	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 534-5300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Fifth Third Bancorp today began mailing to its shareholders its Notice of Annual Meeting of Shareholders, Proxy Statement and its 2004 Annual Report to Shareholders. The 2004 Annual Report to Shareholders is attached hereto as Exhibit 13. You may also view these documents on Fifth Third Bancorp’s web site at www.53.com under about Fifth Third/Investor Relations. The information in this Form 8-K and Exhibit 13 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 13   –  2004 Annual Report to Shareholders of Fifth Third Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

February 23, 2005	/s/ R. Mark Graf
R. Mark Graf Senior Vice President and Chief Financial Officer